         SECURITIES AND EXCHANGE COMMISSION

        Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 12, 2003

         TII NETWORK TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

     DELAWARE
(State of Incorporation)

       1-8048                                                                                                         66-0328885
(Commission File No.)                                                                                                           (IRS Employer Identification No.)

          1385 Akron Street, Copiague, New York      11726
                (Address of Principal Executive Offices)                     (Zip Code)

                                    (631) 789-5000
           (Registrant's telephone number, including area code)

                                    Not Applicable
           (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

    (a)        Financial statements of business acquired:

                Not applicable.

    (b)        Pro forma financial information:

                  Not applicable.

    (c)        Exhibits:

                99.1     The Company's Press Release dated May 12, 2003.

Item 9.  Regulation FD Disclosure (Information is Being Provided Under Item 12).

        This information, furnished under “Item 9. Regulation FD Disclosure,” is intended to be furnished under “Item 12. Results of Operations and Financial Condition” in accordance with Securities and Exchange Commission Release No. 33-8216. The information in this Form 8-K, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

        On May 12, 2003, the Company issued a press release announcing its results of operations for the third quarter of its 2003 fiscal year, ended March 28, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                                                                  TII NETWORK TECHNOLOGIES, INC

Date: May 13, 2003	By: /s/ Kenneth A. Paladino Kenneth A. Paladino, Vice President-Finance, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number       Description

99.1      The Company's Press Release dated May 12, 2003.